Muscle Maker, Inc

(Nasdaq: GRIL)

Diversified, food focused company delivering high quality, healthy food to consumers and manufacturers through our restaurant locations and international commodity shipping, sourcing and farming business.

12/22/2022

MMI Subsidiaries Include:

POKÉMOTO®
Hawaiian Poké

sadot

EST. 1995
MUSCLE MAKER GRILL®
"Great Food with Your Health in Mind"®

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

Legal Disclaimer & Forward-Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Legal Disclaimer: Preliminary Unaudited Financials Statement

The preliminary, unaudited financial results included in this presentation are based on information available as of December 22, 2022 and management's initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company's customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company's annual and quarterly filings with the Securities and Exchange Commission. Further, the Company's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

Meet The Management Team



Michael Roper
CEO
Quiznos, Taco Bueno



Kevin Mohan
CIO
American Restaurants, Nobis Capital Advisors



Jennifer Black
CFO
Eagle Pressure Control, AG Resource Mgmt, Omni American Bank



Kenn Miller
COO
Quiznos, Dickey's BBQ, Taco Bueno, Rocky Mountain Chocolate Factory



Aimee Infante
CMO
Muscle Maker Inc. Brands, Qdoba



Megan Sanders
Director - Accounting
Ag Resource, Talon Pressure, Conecraft



Thomas Nguyen
SVP - Operations
Pokemoto, Saladcraft, Froyoworld



Dennis Bok
SVP – Franchising/Strategy
Pokemoto, Looseleaf Tea, Saladcraft, Froyoworld



Mike Spavelko
Franchise Sales
Zambrero, REGO Restaurant Group, Quiznos, Yum!



Rod Silva
VP – Distribution/Branding
Muscle Maker, Inc. Brands



Marc Giordano
Director - Operations
Dunkin Donuts, Catalano Companies, Quiznos



Benjamin Petel - Sadot
Managing Member Representative
Sadot/AGGIA

MMI “Healthier For You” Restaurant Brands

MUSCLE MAKER GRILL®

- 16 locations open
- Corporate owned & franchise model
- “Healthier for you” options on everyday menu items
  - Burgers
  - Wraps
  - Salads
  - Pasta
  - Bowls
  - Meal Plans
- Prepared to order

POKÉMOTO® Hawaiian Poké

- 28 locations currently open
- Additional 47 franchise agreements sold but not yet open
- Additional 3 corporate locations currently under construction
- Corporate owned & franchise model
- Strategic focus on Pokemoto franchising
- 40+ high quality items to choose from
  - Bowls
  - Burritos
  - Salads
- Fully customizable menu options
- Offer Boba tea options

SUPERFIT FOODS YOUR MEAL PREP COMPANY

- 34 consumer pick up locations
- Weekly subscription model
- Pre-made healthy meal prep
- 175+ meals to choose from
  - Standard Lean Down
  - Standard Sustain
  - Build Up
  - Keto
  - Pescatarian
  - Paleo
  - Vegetarian
- Breakfast, Lunch, Dinner, Snacks

Great Food With Your Health In Mind®
Muscle Maker Grill Restaurants

EST. 1995 MUSCLE MAKER GRILL® "Great Food with Your Health in Mind"®

Lean proteins, superfoods, proprietary sauces

Wide menu options:
Salads
Bowls
Wraps
Grass-fed burgers
Whole wheat pasta
Flatbreads
High protein smoothies/shakes

Lean Proteins:
Grass-fed lean beef & steak
All-natural chicken breast
Impossible plant-based items
Lean turkey
Omega-3 Shrimp
Vegetarian options

Nutrient rich superfoods:
Quinoa
Spinach
Avocado
Broccoli
Romaine
Mushrooms
Boosters

Proprietary Dressings:
Zero carb signature sauce
Gluten-free
Fat-free
Lower calorie options

Healthier sides:
Sweet potato fries
Cauliflower rice
Brown rice
Whole wheat pasta
Turkey meatballs

Meal prep:
Fresh, cooked to order
No deep fryers
Gluten-free options
Portion controlled

Items prepared fresh and made to order in full-service kitchen







Superfit Foods – Pre-Made Meal Prep

Meal kit delivery market estimated at $7.9 billion in 2019 with expected 12.8% CAGR 2020 to 2027

- Subscription based model

Jacksonville Market:

- 34 consumer pick up locations with branded coolers
  - Represents less than 7% of the 500+ gyms or lifestyle centers in Jacksonville
  - As pick up locations increase, exposure increases to highly targeted consumers with a healthy lifestyle
  - Pick up is the differentiator compared to other meal prep companies avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines
  - Direct to home delivery options available
- Fully refrigerated production facility



New Markets:

- Model can expand into current corporate location footprint utilizing existing infrastructure
  - Expand into "off the beaten path" restaurant facility once capacity reached
    - Low rent options
    - No consumer interaction

Pokemoto – Strategic Focus

POKÉMOTO® Hawaiian Poké

Get in the Aloha State of Mind

- Poke is a native Hawaiian cuisine made up with diced fresh fish served as an appetizer or main course. Modern twists include tofu, chicken, salmon, shrimp and sushi grade ahi-tuna with strong influences of Japanese and Korean cuisine. Think of it as deconstructed sushi that a consumer can customize into a bowl, salad or wrap every time.

Proteins:
Sushi Grade Ahi Tuna
Salmon
Shrimp
Chicken
Tofu
Lobster Seafood Salad

Sides/Desserts:
Miso Soup
Dole Whip
Boba Teas

Toppings:
Avocado
Pickled Ginger
Radish
Carrots
Green Onion
Kani Salad
Seaweed Salad
Wasabi
Pickled Daikon
Masago Caviar

Mix Ins:
Corn
Mandarin Orange
Cucumber
Mangoes
Edamame
Jalapenos
Hijiki Seaweed
Ogo Seaweed
Cilantro
Sweet Onions

Crunch:
Wonton Crisps
Garlic Chips
Shredded Nori
Roasted Cashews
Crispy Onions
Tempura Flakes
Toasted Rice Puffs
Sesame Seeds
Furikake

Sauces:
Chili Garlic Oil
Ponzu Fresh
Pokemoto Chojang
Sesame Ginger
Umami Shoyu
Creamy Miso
Wasabi Aioli
Himalayan Salt
Spicy Mayo







Pokemoto – Strategic Expansion Through Franchising Model

POKÉMOTO®
Hawaiian Poké

Management team has extensive experience growing franchise concepts

- CEO and COO franchising growth experts
  - Part of team that sold and opened over 1,000 units per year for three consecutive years
  - Ultimately expanded chain to over 5,000 units
  - Experience in franchise chains such as Quiznos, Taco Bueno, Dickey's BBQ, Aspen Leaf Frozen Yogurt and Froyoworld
- Hawaiian Poke is a fragmented market with multiple franchise concepts
  - Largest has roughly 100 units
  - Golden opportunity to become the nations largest Poke/Hawaiian franchisor

Multiple Long-Term Revenue Streams:

- 10-year franchise agreement term, one 5-year renewal option
- Up to $25,000 initial franchise fee ($10,000 military veteran program)
- Up to 6% ongoing royalty (plus 1% additional marketing fee) paid on net sales
- Vendor rebates on select franchisee purchases

Pokemoto Advantages:

- Hawaiian Poke is a trending concept, "Instagrammable" and a favorite among Millennials and Gen Z
- Low build out costs with typical range $122,500 - $299,900
  - No grills, no hood systems, no fryers, etc
- Lower labor costs - staff with limited employees
- Little training required as orders are custom made (customers instruct what they want on each item)
- No cooking & little prep work (prep veggies and sauces only)
- Small footprint (800sf – 1,500sf) means lower rent
- Affordable technology package

Franchisee Investment Range

Items	Range	
Initial Franchise Fee	$10,000	to $25,000
Real Estate Lease (3 Months)	$7,500	to $22,500
Security Deposits	$3,000	to $8,500
Leasehold Improvements	$50,000	to $150,000
signage/furniture/equipment	$35,000	to $50,000
POS/Computer Systems	$1,200	to $2,400
Video Surveillance Systems	$1,000	to $4,000
Insurance	$1,000	to $2,400
Permits & Licenses	$300	to $600
Initial Inventory	$5,000	to $10,000
Travel for Training	$2,500	to $4,500
Professional Fees	$500	to $5,000
Grand Opening Marketing	$500	to $5,000
Additional Funds	$5,000	to $10,000
Total Investment	$122,500	to $299,900

Pokemoto – Franchise Lead Generation & Sales Team

Franchise lead generation requires a diversified approach with no single best solution

Pokemoto generates leads through the following methods:

- Social media advertising (Facebook, LinkedIn)
- Pay per click advertising (Google AdWords)
- Business For Sale sites
- SEO (search engine optimization)
- Third party lead generation sites/companies
- Email marketing
- Franchise Trade Shows (regional)
- Cold calling

Sales team consists of 3 full time sales personnel plus independent contractors


POKÉMOTO
Hawaiian Poké

Pokemoto – Franchise Model Results

POKÉMOTO® Hawaiian Poké

Franchises available to sell in 48 states

Open locations or coming soon to 16 states: Connecticut, New Jersey, Florida, Mississippi, Tennessee, Rhode Island, Georgia, South Carolina, Massachusetts, New York, Texas, Maryland, Virginia, Kansas, Pennsylvania and California

55 Franchise agreements sold

- 8 opened to date
- 47 additional franchise locations still to open

3 additional corporate locations currently under construction

- 1 new Pokemoto
- 2 new Pokemoto/MMG combination locations

Company converted one MMG location to a full Pokemoto location (Maryland)

Company working on creating a combo location with both a Muscle Maker Grill restaurant and a Pokemoto restaurant sharing the same space but operating as two unique enterprises



MMI "Healthier For You" Restaurant Brands Currently Open and Coming Soon Locations

EST. 1995 MUSCLE MAKER GRILL® "Great Food with Your Health in Mind"®

Location	State	Location	State
Bronx	NY	Kuwait 1	Kuwait
San Francisco	CA	Kuwait 2	Kuwait
Chelsea	NY	Houston	TX
Hells Kitchen	NY	Houston Heights	TX
Lodi	NJ	Fort Bliss	TX
Clifton	NJ	Fort Sill	OK
Turnersville	NJ	Fort Benning	GA
Greenville	NC		
Puyallup	WA		

POKÉMOTO® Hawaiian Poké

Location	ST	Location	ST	Location	ST	Location	ST
Groton	CT	Fort Meade	MD	**COMING SOON:**		**COMING SOON:**	
Stamford	CT	NOVA Loudon	VA	**North Haven**	**CT**	**Carolina Forest**	**SC**
Norwalk	CT	NOVA Alexandria	VA	**Shelton**	**CT**	**Rhode Island (5)**	**RI**
New Haven 1	CT	NOVA Woodbridge	VA	**Ledyard**	**CT**	**Fairfax**	**VA**
New Haven 2	CT	Oxford	MS	**Mystic**	**CT**	**Allentown**	**PA**
Fairfield	CT	Wichita	KS	**Amherst**	**MA**	**Highland Village**	**TX**
Hamden	CT	Philadelphia	PA	**Hadley**	**MA**	**Wichita**	**KS**
Wallingford	CT	Guilford	CT	**Lee County (2)**	**FL**	**Winter Garden**	**FL**
Middletown	CT	White Plains	NY	**Collier County**	**FL**	**Augusta**	**GA**
West Hartford	CT	Berlin	CT	**Philadelphia**	**PA**	**Pentaluma**	**CA**
Colchester	CT	Wichita	KS	**Middlesex County (8)**	**MA**	**Tarrytown**	**NY**
Gallatin	TN	Orange Park	FL	**Worcester County (7)**	**MA**	**Milford**	**CT**
Franklin	MA			**Hoboken**	**NJ**	**Danbury**	**CT**
North Attleboro	MA	**COMING SOON:**		**Old Bridge**	**NJ**	**Jackson 1**	**MS**
Northampton	MA	**Lawton**	**OK**	**Myrtle Beach**	**SC**	**Jackson 2**	**MS**
Orange Park	FL	**Jacksonville**	**FL**	**Mamaroneck**	**NY**	**Chelsea**	**NY**

SUPERFIT FOODS YOUR MEAL PREP COMPANY

Location	ST	
Jacksonville	FL	34 pick up locations

Muscle Maker, Inc Total Revenue YTD Q3 2021 vs YTD Q3 2022


Total Revenue YTD Q3
$9,000,000
$8,500,000
$8,000,000
$7,500,000
$7,000,000
$6,500,000
+ 17.7% Increase
2021 YTD Q3
2022 YTD Q3

Year-to-date through Q3 total company revenue increased 17.7%

Muscle Maker, Inc Restaurant Divisions Key Metric Performance

- Key performance metrics improving, costs down overall, food/paper costs virtually flat



Labor Expense %
45.00%
40.00%
35.00%
30.00%
2021 YTD Q3
2022 YTD Q3

Labor expense %
reduced by: - 6.03%



Food/Paper Cost Expense %
38.10%
37.95%
37.80%
37.65%
2021 YTD Q3
2022 YTD Q3

Food/Paper expense %
increased by: +0.13%



Other Operating Expense %
27.00%
26.00%
25.00%
24.00%
23.00%
22.00%
2021 YTD Q3
2022 YTD Q3

Other operating expense %
reduced by: – 2.31%



Rent Expense %
14.00%
13.00%
12.00%
11.00%
10.00%
2021 YTD Q3
2022 YTD Q3

Rent expense %
reduced by: - 2.01%



SG&A Expense %
100.00%
50.00%
0.00%
2021 YTD Q3
2022 YTD Q3

SG&A expense %
reduced by: - 40.02%



Total Expenses %
300.00%
200.00%
100.00%
0.00%
2021 YTD Q3
2022 YTD Q3

Total expenses %
reduced by: - 38.18%

All data compares YTD Q3 2021 vs YTD Q3 2022

Muscle Maker, Inc Diversification Strategy – Sadot/AGGIA Agreement

Muscle Maker will diversify our fundamental strategy and operations

- Current strategy focuses on consumer restaurants, franchising and meal prep
- Diversified strategy expands to include international commodity shipping, sourcing, farming and production of key ingredients such as soy meal, corn, wheat, food oils, etc.



On November 18, 2022, Muscle Maker filed an 8K announcing the formation of a new subsidiary, Sadot LLC, and a material agreement with AGGIA

- Muscle Maker, Inc will now have 4 divisions: Muscle Maker Grill, Superfit Foods, Pokemoto and Sadot
- Company believes the AGGIA agreement could have a significant impact on Muscle Maker, Inc
- Agreement could lead to a change of control of the Board of Directors and significant issuance of common stock to AGGIA based on driving net income into Sadot LLC, Muscle Makers new wholly owned subsidiary



Sadot LLC hired AGGIA to perform the day-to-day operations of Sadot

- AGGIA is an international consulting firm
- Senior Executives have extensive, longstanding backgrounds in food and agriculture supply chain industries
- Specific expertise in moving various grains, wheat, soybeans and other food products around the world via cargo ships
    - Typical ship contains 25,000 to 75,000 metric tons
    - Values range between $5 million to $40 million dollars per shipment



AGGIA Deal Terms

Key AGGIA deal terms:

- Pay for performance model: AGGIA only earns shares of common stock by delivering net income into Sadot
- AGGIA earns shares at a premium share price of $1.5625 per share
  - Can earn up to 14,424,275 shares
  - Equivalent to generating $22,537,929 of net income into Sadot
- AGGIA can nominate up to 8 new Board of Director representatives based on net income generated for Sadot
  - Potential change of control
    - 1 nomination upon signing agreement
    - 2 nominations at $3.3 million net income
    - 2 nominations at $6.6 million net income
    - 3 nominations at $9.9 million net income
- Current cash on hand remains with restaurant divisions to continue franchise expansion plans
- Future funds, if warrants exercised, remains with restaurant division for expansion and potential Mergers and Acquisitions
- Due to change of control options and significant share issuance based on performance, requires shareholder approval at special shareholder meeting (dates TBD)







Sadot Results and Financial Impact to Muscle Maker, Inc

Sadot LLC November results (First 30 days of operation):

- Revenue = $54.19 million dollars
  - 26 shipments
  - 7 countries
  - Commodities = food oils, white wheat and soybean meal

Muscle Maker, Inc impact of Sadot performance on Company financials through Q3 2022

- Muscle Maker, Inc total revenue through Q3 2022 = $8,673,401
- Sadot total revenue November 2022 = $54,190,000
- Total Muscle Maker, Inc Revenue through Q3 plus Sadot = $62,863,401

~ 725% increase in YTD total revenue





